EXHIBIT 10.1
INCREMENTAL FACILITY AMENDMENT
     INCREMENTAL FACILITY AMENDMENT, dated as of November 2, 2007 (this “Amendment”) among CLEARWIRE CORPORATION, a Delaware corporation (the “Borrower”), MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (in such capacity, the “Administrative Agent”) and as a Tranche C Term Lender (as defined below), WACHOVIA BANK N.A., as a Tranche C Term Lender, and MORGAN STANLEY SENIOR FUNDING, INC. and WACHOVIA CAPITAL MARKETS, LLC, as lead arrangers (each a “Lead Arranger” and collectively, the “Lead Arrangers”), to the Credit Agreement, dated as of July 3, 2007 (the “Existing Credit Agreement”), among the Borrower, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and CITIGROUP GLOBAL MARKETS INC., as co-documentation agents (in such capacities, the “Co-Documentation Agents”), JPMORGAN CHASE BANK, N.A., as syndication agent (in such capacity, the “Syndication Agent”), MORGAN STANLEY & CO. INCORPORATED, as collateral agent (in such capacity, the “Collateral Agent”) and the Administrative Agent.
WITNESSETH
     WHEREAS, pursuant to the Existing Credit Agreement, the Lenders agreed to make, and have made, certain loans and other extensions of credit to the Borrower;
     WHEREAS, pursuant to Section 2.18 of the Existing Credit Agreement, the Borrower has requested that an additional tranche of term loans in the amount of $250,000,000 (the “Tranche C Term Loans”) be made available to the Borrower, and the Tranche C Term Lenders (as defined below) and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that (a) certain Lenders and certain additional Lenders (collectively, the “Tranche C Term Lenders”) will make Tranche C Term Loans, (b) the proceeds of the Tranche C Term Loans shall be utilized for general corporate purposes and to pay related fees and expenses and (c) as permitted by Section 2.18 thereof, the Existing Credit Agreement will be amended as set forth herein without additional consent or approval of the Lenders;
     NOW, THEREFORE, the parties hereto agree as follows:
     SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement. As used in this Amendment, “Lead Arrangers” means Morgan Stanley Senior Funding, Inc. and Wachovia Capital Markets, LLC.
     SECTION 2. Amendment of the Existing Credit Agreement. (a) The Tranche C Term Loans shall be deemed to be “Incremental Term Loans”, the Tranche C Term Lenders shall be deemed to be “Lenders” and this Amendment shall be deemed to be an “Incremental Facility Amendment”, in each case, for all purposes of the Existing Credit Agreement and the Loan Documents.

     (b) Section 1 of the Existing Credit Agreement is hereby amended as follows:
     (i) by adding the following new definitions, to appear in proper alphabetical order:
     “Incremental Facility Amendment Effective Date”: the date on which the conditions precedent set forth in Section 3 of the Incremental Facility Amendment dated as of November 2, 2007 to this Agreement shall have been satisfied or waived, which date is November 2, 2007.
     “Tranche C Term Commitment”: as to any Lender, the obligation of such Lender, if any, to make a Tranche C Term Loan to the Borrower in a principal amount not to exceed the amount set forth under the heading “Tranche C Term Commitment” opposite such Lender’s name in Schedule 1.1F. The original aggregate amount of the Tranche C Term Commitments is $250,000,000.
     “Tranche C Term Facility”: at any time, the aggregate amount of the Lenders’ Tranche C Term Commitments at such time.
     “Tranche C Term Lender”: shall have the meaning provided in the second paragraph of the Incremental Facility Amendment.
     “Tranche C Term Loan”: as defined in Section 2.1(c).
     “Tranche C Term Percentage”: as to any Lender at any time, the percentage which the aggregate principal amount of such Lender’s Tranche C Term Commitment and Tranche C Term Loans then outstanding then constitutes of the aggregate Tranche C Term Commitments and Tranche C Term Loans then outstanding.
     (ii) by deleting the definition of “Commitment” in its entirety and substituting therefor the following:
     “Commitment”: as to any Lender, the sum of the Term Loan Commitment, the Tranche C Term Commitment and the Delayed-Draw Term Loan Commitment of such Lender. The original aggregate amount of the Commitments is $1,250,000,000.
     (iii) by inserting the phrase “, the Tranche C Term Facility” before the phrase “and the Term Loan Facility” in the definition of “Facility”;
     (iv) by inserting the phrase “, the Tranche C Term Loans” before the phrase “or Delayed-Draw Term Loans” in the definition of “Majority Facility Lenders”;

     (v) by inserting the phrase “, Tranche C Term Loans” before the phrase “or Delayed-Draw Term Loans” in the definition of “Notes”;
     (vi) by inserting the phrase “, the Tranche C Term Loans” before each occurrence of the phrase “and Delayed-Draw Term Loan Commitments” in the definition of “Percentage”; and
     (vii) by inserting the phrase “, the Tranche C Term Loans” before the phrase “and Delayed-Draw Term Loan Commitments” in the definition of “Required Lenders”.
     (c) Section 2.1 is hereby amended by inserting the following new clause (c):
     “(c) Subject to the terms and conditions hereof, each Tranche C Term Lender severally agrees to make a tranche c term loan (each, a “Tranche C Term Loan” and, collectively, the “Tranche C Term Loans”) to the Borrower pursuant to a single borrowing on the Incremental Facility Amendment Effective Date in an amount not to exceed the amount of the Tranche C Term Commitment of such Lender; provided, that no Tranche C Term Lender shall make any Tranche C Term Loan if, after giving effect to such Tranche C Term Loan, the aggregate outstanding principal amount of all Tranche C Term Loans would exceed the Tranche C Term Commitments of all the Lenders. Amounts of Tranche C Term Loans repaid or prepaid may not be reborrowed. The Tranche C Term Loans may from time to time be Eurodollar Loans or ABR Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.2 and 2.6. Borrowings of Tranche C Term Loans pursuant to the Tranche C Term Commitments shall be available only on the Incremental Facility Amendment Effective Date.”.
     (d) Section 2.3 is hereby amended by inserting the following new clause (c):
     “(c) The Tranche C Term Loan of each Tranche C Term Lender shall mature in 19 consecutive quarterly installments, commencing on December 31, 2007 each of which shall be in an amount equal to such Lender’s Tranche C Term Percentage multiplied by the amount set forth below opposite such installment:

Installment	Principal Amount

December 31, 2007	625,000
March 31, 2008	625,000
June 30, 2008	625,000
September 30, 2008	625,000
December 31, 2008	625,000
March 31, 2009	625,000
June 30, 2009	625,000
September 30, 2009	625,000
December 31, 2009	625,000
March 31, 2010	625,000

Installment	Principal Amount

June 30, 2010	625,000
September 30, 2010	625,000
December 31, 2010	625,000
March 31, 2011	625,000
June 30, 2011	625,000
September 30, 2011	625,000
December 31, 2011	625,000
March 31, 2012	625,000
Maturity Date	$238,750,000”
     (e) Section 2.11 is hereby amended by inserting the phrase “, the Tranche C Term Loans” after each occurrence of the phrase “Term Loans” in paragraph (b);
     (f) Section 4.16 is hereby amended by (i) deleting the word “and” from the end of clause (iii) in paragraph (a), (ii) deleting the period from the end of paragraph (b) and substituting therefor the phrase “; and” and (iii) adding the following new clause (c) at the end thereof:
     “(c) the proceeds of the Tranche C Term Loans shall be used for general corporate purposes of the Loan Parties and to pay fees and expenses in connection with the Incremental Facility Amendment.”;
     (g) The Schedules to the Existing Credit Agreement are hereby amended by supplementing such Schedules with the information contained in Annex 1 hereto.
     SECTION 3. Conditions to Effectiveness of Amendment. The effectiveness of this Amendment and the obligations of each Tranche C Term Lender to make a Tranche C Term Loan hereunder on the Incremental Facility Amendment Effective Date are subject to the satisfaction or waiver on or prior to the Incremental Facility Amendment Effective Date of each of the following conditions:
     (a) The Administrative Agent shall have received (i) a counterpart of this Amendment, executed and delivered by a duly authorized officer of the Borrower and the Tranche C Term Lenders, (ii) an executed Acknowledgement and Consent, in the form set forth at the end of this Amendment, from each Loan Party and (iii) for the account of each Tranche C Term Lender that has requested Notes pursuant to the Existing Credit Agreement, Notes with respect to the Tranche C Term Loans conforming to the requirements hereof and executed by a duly Authorized Officer of the Borrower.
     (b) The Administrative Agent shall have received opinions, addressed to the Administrative Agent and each of the Lenders and dated the Incremental Facility Amendment Effective Date, from (i) Kirkland & Ellis LLP, special New York counsel to the Borrower and (ii) Broady R. Hodder, which opinion shall cover the matters covered in Exhibit E-2 to the Existing Credit Agreement, after giving affect to this Amendment.

     (c) The Administrative Agent shall have received from the Borrower, a certificate, dated the Incremental Facility Amendment Effective Date, signed by the Chief Executive Officer, President or any Vice-President and the Secretary of the Borrower in the form of Exhibit C to the Existing Credit Agreement with appropriate insertions and deletions, together with (x) copies of the resolutions, or such other administrative approval, of the Borrower approving the Tranche C Term Loans to be reasonably satisfactory to the Administrative Agent and (y) a statement that all of the applicable conditions set forth in Sections 3(f) and 3(g) of this Amendment have been satisfied as of such date.
     (d) The Administrative Agent shall have received from the President, Chief Financial Officer or another senior financial or accounting officer of the Borrower a reasonably satisfactory solvency certificate that shall document the solvency of the Borrower and its Subsidiaries on a consolidated basis after giving effect to the transactions contemplated hereby.
     (e) The Tranche C Term Lenders, the Administrative Agent and each Lead Arranger shall have received all fees required to be paid, and all expenses required to be paid for which invoices have been presented, on or before the Incremental Facility Amendment Effective Date.
     (f) All representations and warranties contained in the Existing Credit Agreement (as amended by this Amendment) or in the other Loan Documents in effect on the Incremental Facility Amendment Effective Date both before and after giving effect to the Tranche C Term Loans shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Incremental Facility Amendment Effective Date, except to the extent that such representations and warranties expressly relate to an earlier date and except to the extent already qualified by materiality, in which case such representations and warranties shall be true and correct in all respects.
     (g) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
     SECTION 4. Effects on Loan Documents. (a) Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
     (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents.
     (c) The Borrower and the other parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document.
     (d) On and after the Incremental Facility Amendment Effective Date the Schedules to the Existing Credit Agreement shall be amended to reflect the Tranche C Term Commitments.

     SECTION 5. Expenses. The Borrower agrees to pay or reimburse the Administrative Agent and the Lead Arrangers for all their reasonable documented out-of-pocket costs and expenses incurred in connection with this Amendment, and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable documented fees and disbursements of counsel to the Administrative Agent, in each case to the extent required by Section 10.5 of the Existing Credit Agreement.
     SECTION 6. Non-Reliance on Administrative Agent. (a) Each Tranche C Term Lender represents to the Administrative Agent and the Lead Arrangers that it has, independently and without reliance upon either Lead Arranger, any Agent or any Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates and made its own decision to make its Tranche C Term Loans hereunder and enter into this Amendment. Each Tranche C Term Lender also represents that it will, independently and without reliance upon any Lead Arranger, any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates.
     (b) Each party hereto acknowledges that Morgan Stanley & Co. Incorporated and/or its affiliates are engaged in providing investment banking and financial advisory services, as well as securities trading, securities brokerage and financing activities, including to the Borrower. Each party hereto acknowledges that none of Morgan Stanley & Co. Incorporated or any affiliate thereof involved in such services or activities has any obligation to use in connection with the transactions contemplated by this Amendment, or to furnish to you, confidential information obtained by them in connection with such services or activities.
     SECTION 7. Joinder. From and after the Incremental Facility Amendment Effective Date, each Tranche C Term Lender executing and delivering a signature page to this Amendment shall become a party to the Existing Credit Agreement as amended hereby and shall have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof.
     SECTION 8. Amendments; Execution in Counterparts. (a) This Amendment shall not constitute an amendment of any other provision of the Existing Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Existing Credit Agreement are and shall remain in full force and effect.
     (b) This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent and the Tranche C Term Lenders. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, including by means of facsimile, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.
     SECTION 9. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH FURTHER IN SECTION 10.11 OF THE EXISTING CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.
[Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

CLEARWIRE CORPORATION
By:	/s/ John A. Butler
	Name:	John A. Butler
	Title:	Executive Vice President & Chief Financial Officer

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent, Lead Arranger and Tranche C Term Lender
By:	/s/ ANDREW EARLS
	Name:	Andrew Earls
	Title:	VP

WACHOVIA CAPITAL MARKETS, LLC, as Lead Arranger
By:	/s/ Marc Birenbaum
	Name:	Marc Birenbaum
	Title:	Director

WACHOVIA BANK N.A., as Tranche C Term Lender
By:	/s/ Marc Birenbaum
	Name:	Marc Birenbaum
	Title	Director